                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report:  September 20, 1995

                          AirTouch Communications, Inc.

   Delaware                         1-12342                       94-3213132
(State or other                 (Commission File                (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


             One California Street, San Francisco, California  94111
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:  (415) 658-2000

Item 5.

      This Current Report on Form 8-K is being filed by AirTouch
      Communications, Inc. pursuant to the requirements of Form S-3 under the Securities Act of 1933.


Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     The audited financial statements of Cellular Communications, Inc. and Subsidiaries ("CCI") as of December 31, 1994 and 1993 and for the three years in the period ended December 31, 1994, and unaudited interim financial statements of CCI as of June 30, 1995 and for the three- and six-month periods ended June 30, 1995, required hereunder are incorporated by reference from Item 8 of CCI's Annual Report on Form 10-K for the year ended December 31, 1994 (Commission File Number 1-10789), dated March 24, 1995, and Item 1 of CCI's Quarterly Report on Form 10-Q for the period ended June 30, 1995 (Commission File Number 1-10789), dated August 10, 1995.

(b)  Pro Forma Financial Information

                 AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements have been prepared based on the historical financial statements of AirTouch Communications, Inc. (the "Company"), adjusted to give effect to 1) the intended October 1995 purchase of an additional 25% of CCI for approximately $720 million, as part of a multi-step acquisition of CCI (see Note F to the 1994 Consolidated Financial Statements) and 2) the Company's borrowing against a revolving credit facility to finance the purchase. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of future operations.

The pro forma condensed consolidated statements of income data for the year ended December 31, 1994 and for the six months ended June 30, 1995 have been prepared as if the transactions described above occurred at the beginning of such periods. Accordingly, the historical consolidated statements of income were affected as follows: interest expense was increased by $36.9 million and $23.7 million for the year ended December 31, 1994 and the six months ended June 30, 1995, respectively; and equity in net income of unconsolidated wireless systems was decreased by $12.3 million and $3.3 million for the year ended December 31, 1994 and the six months ended June 30, 1995, respectively.

The pro forma condensed consolidated balance sheets as of December 31, 1994 and June 30, 1995 have been presented as if the transactions had been consummated on those respective dates. The Company's investment in CCI is accounted for as an equity method investment.

                                          AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES
                                       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                               For the Year Ended December 31, 1994

                                                                                                 Borrowings to
                                                                  Acquisition of 25% CCI    Finance CCI Acquisition
                                                                  Pro Forma Adjustments      Pro Forma Adjustments
                                                        As        ----------------------    -----------------------
(Dollars in millions, except per share amounts)      Reported         DR          CR            DR        CR         Pro Forma
                                                     --------      --------     -------      --------  --------      ---------
OPERATING REVENUES:
  Wireless services and other revenues               $1,139.0      $            $            $         $             $1,139.0
  Cellular and paging equipment sales                    96.4                                                            96.4
                                                     --------                                                        ---------
Total Operating Revenues                              1,235.4                                                         1,235.4

OPERATING EXPENSES:
  Cost of revenues                                      155.9                                                           155.9
  Cost of cellular and paging equipment sales            99.2                                                            99.2
  Selling and customer operations expenses              389.8                                                           389.8
  General, administrative, and other expenses           312.6                                                           312.6
  Depreciation and amortization                         205.3                                                           205.3
                                                     --------                                                        ---------
Total Operating Expenses                              1,162.8                                                         1,162.8

OPERATING INCOME                                         72.6                                                            72.6

Interest expense                                        (10.3)                                36.9(3)                   (47.2)
Minority interests in net income of consolidated
  wireless systems                                      (16.3)                                                          (16.3)
Equity in net income (loss) of unconsolidated
  wireless systems:
    Domestic                                            125.4       16.7(1)      4.4(2)                                 113.1
    International                                       (14.7)                                                          (14.7)
Interest income                                          54.7                                                            54.7
Miscellaneous income (expense)                           (5.0)                                                           (5.0)
                                                     --------                                                        ---------
INCOME BEFORE INCOME TAXES                              206.4                                                           157.2
Income taxes                                            108.3                                           15.2(4)          93.1
                                                     --------                                                        ---------
NET INCOME                                           $   98.1                                                        $   64.1
                                                     ========                                                        ========
NET INCOME PER SHARE                                 $   0.20 (5)                                                    $   0.13 (5)
                                                     ========                                                        ========
Weighted average shares outstanding (in millions)       493.4                                                           493.4
                                                     ========                                                        ========


See explanatory Notes to Pro Forma Condensed Consolidated Financial Statements.

                                          AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES
                                          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                         December 31, 1994

                                                                                                   Borrowings to
                                                                       Acquisition of 25% CCI   Finance CCI Acquisition
                                                                       Pro Forma Adjustments     Pro Forma Adjustments
                                                         As            ----------------------  -----------------------
(Dollars in millions)                                 Reported           DR            CR        DR             CR       Pro Forma
                                                      --------         ----------------------  -----------------------   ---------
                ASSETS

Current assets                                        $1,266.3         $              $          $            $          $1,266.3

Property, plant, and equipment                         1,560.7                                                            1,560.7
Less:  accumulated depreciation                          585.4                                                              585.4
                                                      --------                                                           --------
Net property, plant, and equipment                       975.3                                                              975.3

Investments in unconsolidated wireless systems         1,697.9          720.0(6)                                          2,417.9
Intangible assets, net                                   470.5                                                              470.5
Deferred charges and other noncurrent assets              78.0                                                               78.0
                                                      --------                                                           --------
Total Assets                                          $4,488.0                                                           $5,208.0
                                                      ========                                                           ========


    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                   $  529.8                                                           $  529.8
Long-term debt                                           120.2                                                 720.0(7)     840.2
Deferred income taxes                                    209.2                                                              209.2
Deferred credits                                          39.4                                                               39.4
                                                      --------                                                           --------
  Total liabilities                                      898.6                                                            1,618.6

Minority interests in consolidated wireless systems      129.8                                                              129.8
                                                      --------                                                           --------
Stockholders' Equity

  Preferred stock ($.01 par value; 50,000,000 shares
    authorized; no shares issued or outstanding)
  Common stock ($.01 par value; 1,100,000 shares
    authorized; 493,915,064 shares issued and
    493,792,104 shares outstanding)                        4.9                                                                4.9
  Additional paid-in capital                           3,730.4                                                            3,730.4
  Accumulated deficit                                   (290.0)                                                            (290.0)
  Cumulative translation adjustment                       11.1                                                               11.1
  Other                                                    3.2                                                                3.2
                                                      --------                                                           --------
    Total stockholders' equity                         3,459.6                                                            3,459.6
                                                      --------                                                           --------
Total Liabilities and Stockholders' Equity            $4,488.0                                                           $5,208.0
                                                      ========                                                           ========

See explanatory Notes to Pro Forma Condensed Consolidated Financial Statements.

                                          AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES
                                       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                              For the Six Months Ended June 30, 1995

                                                                                                Borrowings to
                                                                   Acquisition of 25% CCI  Finance CCI Acquisition
                                                      As           Pro Forma Adjustments    Pro Forma Adjustments
(Dollars in millions, except per share amounts)    Reported          DR          CR          DR           CR        Pro Forma
                                                   --------        ----------------------  -----------------------  ---------
OPERATING REVENUES:
  Wireless services and other revenues              $708.3         $           $           $            $            $708.3
  Cellular and paging equipment sales                 54.0                                                             54.0
                                                    ------                                                           ------
Total Operating Revenues                             762.3                                                            762.3

OPERATING EXPENSES:
  Cost of revenues                                    96.5                                                             96.5
  Cost of cellular and paging equipment sales         60.9                                                             60.9
  Selling and customer operations expenses           247.8                                                            247.8
  General, administrative, and other expenses        167.7                                                            167.7
  Depreciation and amortization                      100.8                                                            100.8
                                                    ------                                                           ------
Total Operating Expenses                             673.7                                                            673.7

OPERATING INCOME                                      88.6                                                             88.6

Interest expense                                      (4.4)                                 23.7(3)                   (28.1)
Minority interests in net income of consolidated
  wireless systems                                   (13.6)                                                           (13.6)
Equity in net income (loss) of unconsolidated
  wireless systems:
    Domestic                                          78.8          8.3(1)      5.0(2)                                 75.5
    International                                    (11.3)                                                           (11.3)
Interest income                                       23.1                                                             23.1
Miscellaneous income (expense)                        (8.8)                                                            (8.8)
                                                    ------                                                           ------
INCOME BEFORE INCOME TAXES                           152.4                                                            125.4
Income taxes                                          78.4                                               9.6(4)        68.8

NET INCOME                                          $ 74.0                                                           $ 56.6
                                                    ======                                                           ======
NET INCOME PER SHARE                                $ 0.15 (5)                                                       $ 0.11 (5)
                                                    ======                                                           ======
Weighted average shares outstanding (in millions)    494.3                                                            494.3
                                                    ======                                                           ======

See explanatory Notes to Pro Forma Condensed Consolidated Financial Statements.

                                          AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES
                                          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                           June 30, 1995

                                                                                                Borrowings to
                                                                   Acquisition of 25% CCI    Finance CCI Acquisition
                                                                   Pro Forma Adjustments      Pro Forma Adjustments
                                                          As       ----------------------   ------------------------
(Dollars in millions)                                  Reported       DR      CR              DR         CR           Pro Forma
                                                       --------    ----------------------   ------------------------  ---------
                        ASSETS

Current assets                                         $  597.5    $        $               $          $              $  597.5

Property, plant, and equipment                          1,839.0                                                        1,839.0
Less:  accumulated depreciation                           661.8                                                          661.8
                                                       --------                                                       --------
Net property, plant, and equipment                      1,177.2                                                        1,177.2

Investments in unconsolidated wireless systems          2,250.7     720.0(6)                                           2,970.7
Intangible assets, net                                    496.5                                                          496.5
Deferred charges and other noncurrent assets               77.1                                                           77.1
                                                       --------                                                       --------

Total Assets                                           $4,599.0                                                       $5,319.0
                                                       ========                                                       ========


    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                    $  404.7                                                       $  404.7
Long-term debt                                            123.1                                         720.0(7)         843.1
Deferred income taxes                                     216.3                                                          216.3
Deferred credits                                          143.3                                                          143.3
                                                       --------                                                       --------
  Total liabilities                                       887.4                                                        1,607.4

Minority interests in consolidated wireless systems       137.5                                                          137.5
                                                       --------                                                       --------

Stockholders' Equity:

  Preferred stock ($.01 par value; 50,000,000 shares
    authorized; no shares issued or outstanding)
  Common stock ($.01 par value; 1,100,000 shares
    authorized; 494,961,876 shares issued and
    494,795,514 shares outstanding)                         4.9                                                            4.9
  Additional paid-in capital                            3,750.9                                                        3,750.9
  Accumulated Deficit                                    (216.0)                                                        (216.0)
  Cumulative translation adjustment                        14.6                                                           14.6
  Other                                                    19.7                                                           19.7
                                                       --------                                                       --------
    Total stockholders' equity                          3,574.1                                                        3,574.1
                                                       --------                                                       --------

Total Liabilities and Stockholders' Equity             $4,599.0                                                       $5,319.0
                                                       ========                                                       ========

See explanatory Notes to Pro Forma Condensed Consolidated Financial Statements.

                 AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES

                    EXPLANATORY NOTES TO PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

(1) Reflects amortization of excess purchase price over underlying 25% equity interest in CCI intended to be acquired. The straight-line method of amortization is being used over forty years.

(2) Represents the Company's additional share of CCI's net income resulting from the expected acquisition of 25% additional equity in CCI.

(3) Represents interest expense incurred on $720 million borrowings used to finance the purchase of 25% additional equity in CCI, based on average interest rates of 5.127% and 6.579% for the year ended December 31, 1994 and the six months ended June 30, 1995, respectively.

(4) Reflects income tax benefit from interest expense on $720 million borrowings, based on effective tax rates of 41.24% and 40.65% at December 31, 1994 and June 30, 1995, respectively.

(5) Pro forma net income per share is calculated based on weighted average shares of 493,350,500 and 494,338,389 for the year ended December 31, 1994 and the six months ended June 30, 1995, respectively.

(6) Represents the purchase price of the expected acquisition of 25% additional interest in CCI.

(7) Reflects borrowings against the Company's revolving credit facility to finance the purchase of 25% additional interest in CCI.

Exhibits

23.1   Consent of Ernst & Young LLP, independent auditors

99.0 The audited financial statements of CCI as of December 31, 1994 and 1993 and for the three years in the period ended December 31, 1994, and unaudited interim financial statements of CCI as of June 30, 1995 and for the three- and six-month periods ended June 30, 1995
       (incorporated by reference from Item 8 of CCI's Annual
       Report on Form 10-K for the year ended December 31, 1994 (Commission File Number 1-10789), dated March 24, 1995, and Item 1 of CCI's Quarterly Report on Form 10-Q for the period ended June 30, 1995 (Commission File Number 1-10789), dated August 10, 1995).

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AIRTOUCH COMMUNICATIONS, INC.

                           By:  /s/ Lydell L. Christensen
                                ----------------------------
                                Lydell L. Christensen
                                Executive Vice President and
                                Chief Financial Officer

Date: September 20, 1995

                                INDEX TO EXHIBITS

  Exhibit
  Number            Description
  -------           -----------
   23.1        Consent of Ernst & Young LLP, independent auditors

   99.0 The audited financial statements of CCI as of December 31, 1994 and 1993 and for the three years in the period ended December
               31, 1994, and unaudited interim financial statements of CCI as of June 30, 1995 and for the three- and six-month periods ended
               June 30, 1995, (incorporated by reference from Item 8 of CCI's Annual Report on Form 10-K for the year ended
               December 31, 1994 (Commission File Number 1-10789), dated
               March 24, 1995, and Item 1 of CCI's Quarterly Report on Form
               10-Q for the period ended June 30, 1995 (Commission File Number
               1-10789), dated August 10, 1995).